Exhibit 10.1




                          WAIVER AND THIRD AMENDMENT TO
                          -----------------------------
             FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             ------------------------------------------------------
     THIS WAIVER AND THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated and effective as of April 30, 2003 by and among THE GSI GROUP, INC., a Delaware corporation ("Borrower"), the several financial institutions which are or may from time to time become parties (each, a "Bank" and collectively, the "Banks") to the Amended Loan Agreement (as hereinafter defined), and LASALLE BANK NATIONAL ASSOCIATION ("Agent").
                               W I T N E  S E T H:
     WHEREAS, the Borrower, the Banks and the Agent are parties to a Fifth Amended and Restated Loan and Security Agreement dated as of July 25, 2001, as amended (the "Amended Loan Agreement"; and
WHEREAS, the Borrower has defaulted in the performance of certain of its obligations under the Amended Loan Agreement in that it has violated the covenant contained in Section 8.05 of the Amended Loan Agreement as of December 31, 2002 (the "Covenant Default").
WHEREAS, the Borrower has requested that the Banks waive the Event of Default that exists by reason of the Covenant Default, and the Banks are willing to grant such a waiver, subject to the terms and conditions hereinafter set forth; NOW, THEREFORE, the parties hereby agree as follows:
     1. Capitalized terms used in this Amendment have the meanings specified for such terms in the Amended Loan Agreement.
2. The parties acknowledge that an Event of Default has occurred by reason of the Covenant Default. The Banks each hereby waives the Event of Default arising solely from the Covenant Default. The foregoing waiver by the Banks shall not be deemed to be a waiver of any default under the Amended Loan Agreement (other than the Covenant Default), any Event of Default (other than the Event of Default that exists solely by reason of the Covenant Default), any other provision of the Amended Loan Agreement or any other Loan Document, or any subsequent default or Event of Default, whether the same as, similar to or different than the default resulting from the violation of the covenant in
Section  8.05  of  the  Amended  Loan  Agreement.
3. On the date hereof, Borrower shall pay the Banks a waiver fee of $60,000 as further consideration for the waiver set forth in paragraph 2 hereof. Said waiver fee shall be paid to each Bank in accordance with its Pro Rata Share.
4. Effective as of the date hereof, the Amended Loan Agreement is hereby amended as follows:
     (a) The definition of the term "Available RCL Amount" in Section 1.01 of the Amended Loan Agreement is hereby modified to read as follows:
"Available  RCL  Amount"  shall  mean  $47,000,000.
     (b) The definition of the term "Borrowing Base" in Section 1.01 of the Amended Loan Agreement is hereby modified to read as follows:
"Borrowing Base" shall mean at any time the sum of (i) 80% of the unpaid amount of Eligible Accounts plus (ii) the lesser of (A) 50% of the value of Eligible Inventory, valued at the lower of cost or market and (B) $30,000,000 plus (iii) the Borrowing Base Overadvance.
     (c)     The  definition of the term "Borrowing Base Overadvance" in Section
1.01  of  the  Amended  Loan  Agreement  is  hereby modified to read as follows:
"Borrowing Base Overadvance" shall mean (i) from May 1, 2003 through and including September 30, 2003, the sum of $5,000,000, and (ii) from and after September 30, 2003, zero.
     (d)     The definition of the term "Fixed Charge Coverage Ratio" in Section
1.01  of  the  Amended  Loan  Agreement  is  hereby modified to read as follows:
"Fixed Charge Coverage Ratio" shall mean, with respect to Borrower for any period of four consecutive Fiscal Quarters most recently ended on or prior to the date of determination, the ratio of (a) EBITDA for such period to (b) the sum of (i) Interest Expense incurred during such period (other than Interest
Expense with respect Avemarau Debt), (ii) the installments of principal with respect to any Debt required to be made during such period (other than principal payments with respect to Avemarau Debt), (iii) any dividends or distributions to stockholders made during such period, (iv) Capital Expenditures made during such period and (v) taxes paid by Borrower during such period, in each and every case measured as of end of such period.
     (e) The definition of the term "Majority Banks" in Section 1.01 of the Amended Loan Agreement is hereby modified to read as follows:
"Majority Banks" shall mean, as of any date, Banks holding at least 80% of the aggregate Commitments as described on Schedule 6 as of such date.
                                           -----------
     (f)     Clause  (G)  in  the  definition  of  the term "Permitted Liens" is hereby  modified  in  its  entirety  to  read  as  follows:  RESERVED.
(g) The following definition is hereby added to Section 1.01 of the Amended Loan Agreement:
"Fiscal Quarter" shall mean any 13 consecutive week period (ending on a Friday) that constitutes a quarter of any fiscal year of Borrower.
     (h) The first sentence of Section 2.02(A) of the Amended Loan Agreement is hereby modified in its entirety to read as follows:
(A) Except as provided in Section 2.02(B), (i) while a Term Loan or any portion thereof is Euro-Dollar Loan, it shall bear interest at a per-annum rate equal to the applicable Euro-Dollar Rate, and at other times it shall bear interest at the applicable Floating Rate, (ii) while any Revolving Credit Loan (other than that portion thereof, if any, that represents the Borrowing Base Overadvance) is a Euro-Dollar Loan, it shall bear interest at a per-annum rate equal to the applicable Euro-Dollar Rate, and at other times it shall bear interest at the applicable Floating Rate and (iii) the Borrowing Base Overadvance (or such portion thereof as may be advanced and outstanding hereunder from time to time) shall bear interest at a per-annum rate equal to the Prime Rate plus 200 basis points.
     (i) Clause (A) of Section 6.05 of the Amended Loan Agreement is hereby deleted in its entirety.
(j) Section 6.08 of the Amended Loan Agreement is hereby modified in its entirety to read as follows:
6.08     Dividends.  Declare  or  pay any dividends, or redeem or repurchase any
         ---------
of, or make any other payment or distribution on account of, any Stock; provided, however, that so long as (x) no Event of Default or Unmatured Event of Default has occurred and is continuing and (y) none of the distributions described in the following clauses (i) and (ii) would, if made, create an Event of Default or an Unmatured Event of Default (including a violation of any of the Borrower's covenants in Article VIII or a default or event of default under the Indenture), Borrower may make distributions as follows:
(i) Borrower may make distributions to its stockholders in an amount not to exceed (A) $900,000 in the aggregate during Borrower's fiscal year ending December 31, 2003 and (B) $844,000 in the aggregate during Borrower's fiscal year ending December 31, 2004; and
(ii) for so long as Borrower maintains its status as a Subchapter S corporation under the Internal Revenue Code of 1986, as amended, Borrower may make distributions to its stockholders in the amounts of the State of Illinois and federal income tax payments (including estimated payments) to the extent then due and attributable to income of the Borrower, determined using the lesser of (A) 38.6% as to the federal income tax rate and 3% as to the State of Illinois income tax rate or (B) the highest State of Illinois and federal income tax rates applicable to any stockholder of Borrower, provided that in the event that aggregate distributions to any stockholder in respect of any fiscal year exceed the actual State of Illinois and federal income taxes of such stockholder attributable to the income of the Borrower in respect of such fiscal year, the amount of such excess shall be repaid to the Borrower by such stockholder or offset against the amounts next distributable to such stockholder pursuant to this provision.
     (k) Clause (H) of Section 6.14 of the Amended Loan Agreement is hereby modified in its entirety to read as follows: RESERVED
(l)     The  following  Section  6.19  is  hereby  added  to  the  Amended  Loan
Agreement:
6.19     Operating  Leases.  Enter  into  or make any payments in respect of any
         -----------------
operating lease; provided, however, that so long as no Event of Default or Unmatured Event of Default exists, Borrower may enter into and/or make payments in respect of operating leases from time to time provided the aggregate cost of equipment subject to such operating leases does not exceed $2,500,000 in the aggregate as of any date, as such cost is determined in such operating leases.
     (m)     All  references therein to the term "calendar quarter" contained in
Article VII of the Amended Loan Agreement are hereby modified to read as follows: "Fiscal Quarter." All references therein to the term "month" contained in Article VII of the Amended Loan Agreement shall be deemed to mean the period of time that Borrower designates as a month for purposes of financial reporting and record keeping, not a calendar month. All references in the Amended Loan Agreement to the term "fiscal quarter" are hereby modified to read as follows:
"Fiscal  Quarter."
(n) Section 8.01 of the Amended Loan Agreement is hereby modified in its entirety to read as follows:
8.01     EBITDA.  (a)     Have  cumulative  EBITDA  of not less than $22,000,000
         ------
for  Borrower's  fiscal  year  ending  December  31,  2003.
(b) Have EBITDA (on a non-cumulative basis) for each Fiscal Quarter set forth below of not less than the amount set forth below opposite such Fiscal
Quarter:



Fiscal Quarter Ending    EBITDA
---------------------  -----------
March 28, 2003. . . .  $ 2,200,000
                       -----------
June 27, 2003 . . . .  $ 5,000,000
                       -----------
September 26, 2003. .  $12,000,000
                       -----------
December 31, 2003 . .  $ 2,800,000
                       -----------
March 26, 2004. . . .  $ 2,200,000
                       -----------
June 25, 2004 . . . .  $ 5,000,000
                       -----------


     (o) Section 8.05 of the Amended Loan Agreement is hereby modified in its entirety to read as follows:
8.05     Fixed  Charge  Coverage Ratio.  (a)  Have a Fixed Charge Coverage Ratio
         -----------------------------
of not less than 1.15 to 1.00 as of the end of each fiscal year of Borrower commencing with the fiscal year ending December 31, 2003.
(b) Have a Fixed Charge Coverage Ratio as of the end of each Fiscal Quarter set forth below of not less than the ratio set forth below opposite such Fiscal
Quarter:



Fiscal Quarter Ending  Fixed Charge Coverage Ratio
---------------------  ---------------------------
March 28, 2003. . . .                  .90 to 1.00
                       ---------------------------
June 27, 2003 . . . .                  .80 to 1.00
                       ---------------------------
September 26, 2003. .                 1.00 to 1.00
                       ---------------------------
December 31, 2003 . .                 1.15 to 1.00
                       ---------------------------
March 26, 2004. . . .                 1.15 to 1.00
                       ---------------------------
June 25, 2004 . . . .                 1.15 to 1.00
                       ---------------------------


     (p)     Schedule  2of  the  Amended  Loan  Agreement  is hereby deleted and
             -----------
Schedule  2  attached  hereto  is  substituted  in  replacement  thereof.
     ------
     5. To induce the Agent and the Banks to enter into this Amendment, the Borrower has delivered, or is delivering to the Agent contemporaneously herewith, the following, each in form and substance satisfactory to the Agent in its sole and absolute discretion:
     (a) A solvency and business purpose affidavit executed by each of the Borrower, and DMC;
(b) A certificate of the Borrower's corporate secretary or an assistant secretary as to the Borrower's certificate of incorporation, by-laws and authorizing resolutions;
(c)     A  Reaffirmation  of  Guaranty  executed  by  DMC;  and
(d) Such other documents, instruments and certificates as the Agent may require in its sole and absolute discretion.
     6. To further induce the Agent and the Banks to enter into this Agreement, the Borrower hereby represents and warrants to the Banks as follows:
     (a) After giving effect to the waiver set forth in paragraph 2 hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing, and all liens on Collateral granted to the Banks and/or the Agent on behalf of the Banks remain valid first priority liens (subject only to Permitted Liens) in full force and effect.
(b) Each and every representation and warranty set forth in the Loan Documents remains accurate in all respects, subject only to changes expressly permitted therein.
(c) No material adverse change has occurred in the financial condition of the Borrower since the date of the Amended Loan Agreement.
(d) The execution and delivery of this Amendment and of the documents contemplated hereby have been duly authorized by all necessary corporate action on the part of the Borrower, and this Amendment and the documents contemplated hereby have been duly executed and delivered by the Borrower and constitute the legal and binding obligations of the Borrower.
     7. Except as expressly set forth herein, all terms of the Amended Loan Agreement as amended hereby shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Banks. To the extent any terms or conditions in any of the other Loan Documents shall contradict or be in conflict with the Amended Loan Agreement as amended hereby, such terms and conditions are hereby deemed modified and amended accordingly, effective the date of this Agreement, to reflect the terms and conditions of the Amended Loan Agreement as modified and amended hereby.
8. To further induce the Agent and the Banks to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of the Borrower as against the Agent and/or any Bank with respect to the Obligations of the Borrower. Without in any way limiting the foregoing, Borrower hereby further represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, cause of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which Borrower may have or claim to have against the Agent or any Bank, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Bank Released Parties"), which might arise out of or be connected with any act or commission or omission of the Bank Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims arising with respect to the Obligations or any Documents. In furtherance of the foregoing, Borrower hereby releases, acquits and forever discharges the Bank Released Parties from any and all claims that Borrower may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Borrower further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Bank Released Party with respect to any and all claims.
9. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Amended Loan Agreement as amended hereby and in the Loan Documents, effective as of the date hereof. The Borrower hereby agrees to pay on demand all legal fees and out-of-pocket expenses of the Agent in connection with the negotiation and preparation of this Amendment and all other documents required hereunder.
10. The Borrower hereby agrees to reimburse US Bank for any reasonable attorneys' fees and disbursements incurred by US Bank from time to time in connection with any modifications to the Loan Documents; provided, however, that in no event shall the amount of such reimbursement exceed $5,000 per calendar year and provided, further that US Bank shall provide Borrower with such supporting documentation (including invoices) as Borrower may reasonably request to verify the fees and disbursements for which reimbursement is sought.
11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois.
12. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as of delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE  GSI  GROUP,  INC.



By:            /s/  Russell  C.  Mello
        ------------------------------
Title:     Secretary  and  Treasurer


LASALLE  BANK  NATIONAL  ASSOCIATION



By:            /s/  Erica  Wicklander
        -----------------------------
Title:           Assistant  Vice  President
           --------------------------------


U.S.  BANK,  N.A.,  formerly  known  as  FIRSTAR  BANK,  N.A.



By:     /s/  Curtis  Schrieber
    --------------------------
Title:     Vice  President
       -------------------